                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Section 240.14a-12

                         Encompass Services Corporation
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount previously paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                             [ENCOMPASS LETTERHEAD]

April 14, 2000

Dear Shareholder:

On behalf of the Board of Directors and employees of Encompass Services Corporation, I cordially invite you to attend the 2000 Annual Meeting of Shareholders, to be held in the Monarch Room of The Westin Galleria Hotel, 5060
W. Alabama, Houston, Texas, on Thursday, May 25, 2000, at 10:00 a.m., Houston time.

At the meeting, shareholders will be asked to elect three directors for a term expiring at the 2001 shareholders meeting and to approve the selection of independent public accountants. Information about the meeting and the election of directors is included in the attached proxy statement.

Whether or not you plan to attend the meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. As explained in the proxy statement, your proxy may be withdrawn at any time before it is actually voted at the meeting.

Very truly yours,

/s/ J. PATRICK MILLINOR, JR.
J. Patrick Millinor, Jr.
Chairman of the Board

                         ENCOMPASS SERVICES CORPORATION
                          3 GREENWAY PLAZA, SUITE 2000
                              HOUSTON, TEXAS 77046
                                 (713) 860-0100

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 25, 2000

TO THE SHAREHOLDERS OF ENCOMPASS SERVICES CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Encompass Services Corporation, a Texas corporation (the "Company"), will be held on Thursday, May 25, 2000, at 10:00 a.m., Houston time, in the Monarch Room of The Westin Galleria Hotel, 5060 W. Alabama, Houston, Texas.

     The meeting will be held for the following purposes:

          (1) To elect three directors to serve a term ending at the Company's 2001 Annual Meeting of Shareholders.

          (2) To approve the appointment by the Board of Directors of KPMG LLP as the Company's independent public accountants for the year 2000.

          (3) To act on such other matters as may properly be brought before the meeting affecting the business and affairs of the Company.

     The Board of Directors has fixed the close of business on March 27, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. A list of such shareholders will be available for examination at the offices of the Company, located at 3 Greenway Plaza, Suite 2000, Houston, Texas, for a period of at least ten days prior to the meeting.

     Each shareholder who does not expect to attend the meeting is urged to complete, date and sign the enclosed Proxy and return it to the Company in the enclosed envelope, which requires no postage if mailed in the United States.

                                            By Order of the Board of Directors,

                                            LOGO
                                            Randolph W. Bryant
                                            Secretary

Houston, Texas
April 14, 2000

                         ENCOMPASS SERVICES CORPORATION
                          3 GREENWAY PLAZA, SUITE 2000
                              HOUSTON, TEXAS 77046

                             ---------------------

                                PROXY STATEMENT

     This Proxy Statement is furnished by the Board of Directors (the "Board") of Encompass Services Corporation in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, May 25, 2000, at 10:00 a.m., Houston time, in the Monarch Room of The Westin Galleria Hotel, 5060 W. Alabama, Houston, Texas, and at any and all adjournments thereof. Mailing of this Proxy Statement will commence on or about April 14, 2000.

     The Board of Directors has fixed the close of business on March 27, 2000 (the "Record Date") as the record date for the determination of the shareholders of the Company entitled to notice of and to vote at the Meeting. At that date, there were outstanding 63,118,808 shares of Common Stock and 256,191 shares of 7.25% Convertible Preferred Stock (the "Preferred Stock"). The holders of Common Stock will be entitled to one vote per share on each matter submitted at the Meeting. The holders of the Preferred Stock are entitled to the number of votes equal to the number of whole shares of Common Stock into which the number of shares of Preferred Stock are convertible immediately after the close of business on the Record Date. On the Record Date, the 256,191 shares of Preferred Stock were convertible into 18,299,357 shares of Common Stock, and thus such holders are entitled to an equal number of votes. The Company has no other class of stock outstanding.

PROXIES AND VOTING

     A proxy on the enclosed form may be revoked by notice in writing to the Secretary of the Company at any time before it has been exercised. Unless the proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxy will be voted as recommended by the Board.

     A quorum for the meeting will exist if a majority of the votes entitled to be cast on matters to be considered are present at the meeting. If a share is represented for any purpose at the meeting, it is deemed to be present for all other matters. Shares abstaining with regard to a matter to be presented to the shareholders constitute part of the quorum present with respect to such matter; however, shares for which voting power has been withheld, such as broker non-votes, do not constitute part of the quorum present with respect to such matter. Consequently, the number of shares representing the quorum present for the meeting may be greater than the shares present for action on a particular proposal.

     Approval of matters presented to the meeting requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the subject matter. Abstentions are included in the tally of shares represented but will not be included in determining the number of votes cast for or against a particular item. Therefore, abstentions have the effect of a vote cast against a particular item.

PROXY SOLICITATION

     The Company will bear the cost of this solicitation. The Company will solicit proxies by mail, and the directors, officers, and employees of the Company may also solicit proxies by telephone or personal contact. These persons will receive no additional compensation for such services. In addition, the Company has retained ChaseMellon Shareholder Services, L.L.C. to assist in soliciting proxies for a fee of $4,000 plus reasonable out-of-pocket expenses. The Company will reimburse brokers and other shareholders of record for their expenses in forwarding proxy material to beneficial owners.

                                     ITEM 1

                             ELECTION OF DIRECTORS

     The Board of Directors presently consists of 11 members, divided into three classes. An amendment to the Company's Articles of Incorporation, approved by the shareholders of the Company at a Special Meeting of Shareholders held on February 22, 2000, provides for the annual election of directors commencing with the class of directors standing for election at the 2000 Annual Meeting of Shareholders. To ensure the smooth transition to the new system of electing directors, the amendment to the Company's Articles of Incorporation did not shorten the terms of directors elected or appointed prior to the amendment becoming effective. The new procedure would apply, however, to each director as his term expires. At the 2001 Annual Meeting of Shareholders, the Class III directors, together with the Class I directors, would stand for election for a one-year term. Beginning with the 2002 Annual Meeting of Shareholders, all directors would stand for election for a one-year term.

     The Board has nominated the following three individuals, each of whom is presently serving as a director of the Company, to be elected at the Annual Meeting to serve for a term to expire at the 2001 Annual Meeting of Shareholders and until their successors are chosen and have qualified. Eight directors will continue to serve as set forth below. The persons named as proxy voters in the accompanying proxy, or their substitutes, will vote for the nominees of the Board. If, for any reason not presently known, any of the nominees is not available for election, the proxy voters may, in their discretion, vote for another person or other persons who may be nominated. Directors are elected by the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and authorized to vote on the matter.

     Brief statements setting forth the age, the principal occupation, and employment during the past five years, the year in which first elected a director, and other information concerning each nominee and the remaining directors appear below:

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
  For a One-Year Term Expiring at the 2001 Annual Meeting of Shareholders (Class
  III)

SCOTT KLEINMAN

     Scott Kleinman, age 27, is currently a principal of Apollo Advisors, L.P. and has been employed by Apollo Advisors since February 1996. Previously, Mr. Kleinman was employed by Smith Barney Inc. in its Investment Banking division from July 1994 through January 1996. Mr. Kleinman is a director designee of BOSS II, LLC pursuant to an agreement between the Company and BOSS II and is replacing Brooks Newmark, who is not standing for re-election.

M. JUDE REYES
Director since 2000

     M. Jude Reyes, age 44, became a director of the Company upon the merger of Building One Services Corporation ("BOSC") into the Company on February 22, 2000. He was previously a director of BOSC from November 1997 until February 2000. Mr. Reyes has served as the chairman and president of Premium Distributors of Virginia, L.L.C., a beverage distributor, since 1994. Between 1989 and 1994, he served as the president and chairman of Harbor Distributing Company in Los Angeles, California. He is also a director and investor in three other beverage distributors and two wholesale food service distributors. Mr. Reyes serves as a director of the National Rehabilitation Hospital in Washington, D.C. Mr. Reyes is a director designee of BOSC pursuant to the merger agreement between the Company and BOSC.

JOHN M. SULLIVAN
Director since 1997

     Mr. Sullivan, age 63, has been President of Beta Consulting, Inc., which provides management services for family enterprises, since 1994. From 1992 through 1994, he was an International Tax Director for General Motors Corporation. Prior to 1992, Mr. Sullivan was a tax partner with Arthur Andersen LLP. He currently serves as a director of Atlantic Coast Airlines Holdings, Inc. Mr. Sullivan is a director designee of the Company pursuant to the merger agreement between the Company and BOSC.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
  For a Three-Year Term Expiring at the 2001 Annual Meeting of Shareholders (Class I)

ANDREW AFRICK
Director since 2000

     Andrew Africk, age 33, became a director of the Company upon the merger of BOSC into the Company on February 22, 2000. He was previously a director of BOSC from April 1999 until February 2000. Mr. Africk has been a principal of Apollo Advisors, L.P. for more than five years and of Lion Advisors, L.P., a financial advisor to, and representative of institutional investors with respect to, securities investments. Mr. Africk is also a director of Continental Graphics Holdings, Inc., Rare Medium Group, Inc. and several private venture companies. Mr. Africk is a director designee of BOSS II, LLC pursuant to an agreement between the Company and BOSS II.

WILLIAM P. LOVE, JR.
Director since 2000

     William P. Love, Jr., age 40, currently serves as the president of the Company's electrical group. Before joining the Company in February 2000, he served as the president of BOSC's mechanical and electrical group from March 1998. From September 1980 to March 1998, Mr. Love served as the president and chief executive officer of SKC Electric, Inc., an electrical installation and maintenance services company that Mr. Love founded and that became a wholly-owned subsidiary of BOSC in March 1998. He previously served as a director of BOSC from March 1998 until February 2000. Mr. Love is a director designee of BOSC pursuant to the merger agreement between the Company and BOSC.

DONALD L. LUKE
Director since 1997

     Mr. Luke, age 63, currently serves as Executive Vice President and Chief Operating Officer of the Company. Prior to the merger of BOSC into the Company in February 2000, he served as President and Chief Operating Officer of the Company from August 1997. From November 1996 to July 1997, he served as Chairman of Arriva Air International, Inc., a start-up commercial air cargo business. From September 1996 to August 1997, he served as chief executive officer of CTW, Inc., a privately-held acquisitions and management company, and a consultant to Batteries Batteries, Inc., a consolidator of specialty battery distribution companies that completed its initial public offering in April 1996. From 1995 to September 1996, he served as President, Chief Executive Officer and Director of Batteries Batteries, Inc. Previously, Mr. Luke served as chief operating officer and a director of Chemlawn Services Corporation. Mr. Luke is a director designee of the Company pursuant to the merger agreement between the Company and BOSC.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
  For Three-Year Term Expiring at the 2002 Annual Meeting of Shareholders (Class
  II)

MICHAEL GROSS
Director since 2000

     Michael Gross, age 38, became a director of the Company upon the merger of BOSC into the Company on February 22, 2000. He was previously a director of BOSC from April 1999 until February 2000. Mr. Gross is one of the founding principals of Apollo Advisors, L.P., which together with its affiliates acts as managing general partner of the Apollo Investment Funds, private securities investment funds. Mr. Gross is also a director of Allied Waste Industries, Inc., Converse, Inc., Florsheim Group, Inc., Pacer International, Inc., Rare Medium Group, Inc., United Rentals, Inc. and Saks Incorporated. Mr. Gross is a director designee of BOSS II, LLC pursuant to an agreement between the Company and BOSS II.

VINCENT W. EADES
Director since 2000

     Vincent W. Eades, age 40, became a director of the Company upon the merger of BOSC into the Company on February 22, 2000. He was previously a director of BOSC from November 1997 until February 2000. Since May 1998, Mr. Eades has served as the chairman and chief executive officer of Powerride Motorsports, Inc., a company seeking to consolidate the motorcycle and leisure sports dealership industry. Between May 1995 and May 1998, he served as the senior vice president of sales and marketing for Starbucks Coffee Co., Inc. From November 1985 through May 1995, Mr. Eades was employed by Hallmark Cards, Inc., most recently as a general manager. Additionally, he serves as a director of USA Floral Products, Inc. and UniCapital Corporation. Mr. Eades is a director designee of BOSC pursuant to the merger agreement between the Company and BOSC.

JOSEPH M. IVEY
Director since 2000

     Joseph M. Ivey, age 41, became President and Chief Executive Officer and a Director of the Company in February 2000. He previously served as the president and chief executive officer of BOSC from February 1999 to February 2000. He also served as a director of BOSC from October 1998 to February 2000. From September 1998 to February 1999, Mr. Ivey served as the president of the BOSC mechanical group. Prior to joining BOSC, Mr. Ivey served as the chairman and chief executive officer of Ivey Mechanical Company, Inc., a mechanical services company that BOSC acquired in September 1998. Mr. Ivey also serves as a director of 1st M&F Corp. Mr. Ivey is a graduate of, and serves as a trustee of, Freed-Hardeman University. Mr. Ivey is a director designee of BOSC pursuant to the merger agreement between the Company and BOSC.

J. PATRICK MILLINOR, JR.
Director since 1997

     Mr. Millinor, age 54, became Chairman of the Board of the Company in February 2000. He previously served as Chief Executive Officer of the Company from April 1997 and also served as President of the Company from April 1997 until June 1997. From October 1996 through April 1997, he served as Chief Executive Officer of the Company's predecessor. From September 1994 to October 1996, Mr. Millinor worked directly for Gordon Cain, a major stockholder in the Company, assisting in the formation and management of Agennix Incorporated and Lexicon Genetics, two biotechnology companies. He currently serves as a director of Agennix Incorporated, General Roofing Services, Inc. and Haelan Health(R) Corporation. Mr. Millinor is a director designee of the Company pursuant to the merger agreement between the Company and BOSC.

LUCIAN L. MORRISON
Director since 1997

     Mr. Morrison, age 62, has been engaged as a trustee and consultant with respect to trust, estate, probate and qualified plan matters since 1992. From 1990 through 1992, he served as Chief Fiduciary Officer of Northern Trust Bank of Texas and from 1979 until 1990 he served as Chief Executive Officer of Heritage Trust Company. Mr. Morrison is a director designee of the Company pursuant to the merger agreement between the Company and BOSC.

STOCK OWNERSHIP OF MANAGEMENT AND DIRECTORS

     The following table sets forth, at March 1, 2000, the number of shares of Common Stock of the Company beneficially owned by (i) each of the Company's directors and the executive officers named in the summary compensation table on page 7 and (ii) all executive officers and directors as a group:

                                                  BENEFICIAL
                                                   OWNERSHIP                                 PERCENT
                                                  (EXCLUDING       STOCK                       OF
            NAME OF BENEFICIAL OWNER              OPTIONS)(1)    OPTIONS(6)      TOTAL        CLASS
            ------------------------              -----------    ----------    ---------     -------
Andrew Africk...................................          --        25,000(7)     25,000        *
Vincent W. Eades................................          --        30,659(7)     30,659        *
Michael Gross...................................          --        25,000        25,000        *
Joseph M. Ivey..................................     889,639(2)    156,250     1,045,889      1.7
Chester J. Jachimiec............................      93,442(3)     63,605       157,047        *
Scott Kleinman..................................          --            --            --       --
William P. Love, Jr. ...........................     470,302(4)         --       470,302        *
Donald L. Luke..................................         806        37,427        38,233        *
Darren B. Miller................................      38,228        49,156        87,384        *
J. Patrick Millinor, Jr. .......................     158,026(5)     69,599       226,625        *
Lucian L. Morrison..............................       6,017         3,250         7,852        *
Brooks Newmark..................................          --        25,000(7)     25,000        *
M. Jude Reyes...................................      10,132        15,791        25,923        *
Alfred R. Roach, Jr. ...........................      31,246       284,900       316,146        *
John M. Sullivan................................      18,937         2,000        20,937        *
All executive officers and directors as a
  group.........................................   1,884,042       946,797     2,830,839      4.4

---------------

  *  Less than one percent.

 (1) Except as otherwise noted, each shareholder, director and executive officer has sole voting and investment power over the shares beneficially owned as set forth in this column.

 (2) Includes 288,438 shares held by Ivey National Corporation (the principal stockholder of which is Mr. Ivey's father), of which Mr. Ivey disclaims beneficial ownership beyond his pecuniary interest.

 (3) Includes 22,654 shares held by Mr. Jachimiec as trustee of two trusts for the benefit of his children, of which Mr. Jachimiec disclaims any beneficial ownership.

 (4) Includes 199,840 shares owned by Mr. Love's wife and 1,632 shares owned by trusts established for the benefit of his children, of which Mr. Love disclaims any beneficial ownership. Mr. Love serves as one of four trustees of the SKC Electric, Inc. Profit Sharing Plan. The number of shares shown as beneficially owned by Mr. Love excludes shares that may be deemed to be beneficially owned by that Plan.

 (5) Includes 142 shares held by Mr. Millinor's children, of which Mr. Millinor disclaims any beneficial ownership.

 (6) The directors and executive officers have the right to acquire the shares of Common Stock reflected in this column within 60 days of March 1, 2000, through the exercise of stock options or warrants.

 (7) Beneficial ownership is disclaimed as to the shares of Common Stock beneficially owned by BOSS II, LLC. The director is a principal of Apollo Advisors, L.P., an affiliate of BOSS II, LLC. See "Ownership of Voting Securities in Excess of Five Percent by a Beneficial Owner."

OWNERSHIP OF VOTING SECURITIES IN EXCESS OF FIVE PERCENT BY A BENEFICIAL OWNER

     As of February 28, 2000, the only entity known to the Company to be a beneficial owner of more than five percent of any class of equity security of the Company was:

                                             TOTAL NUMBER             TOTAL NUMBER
                                             OF SHARES OF             OF SHARES OF
                                            PREFERRED STOCK           COMMON STOCK
NAME AND ADDRESS                             BENEFICIALLY     % OF    BENEFICIALLY   % OF
OF BENEFICIAL OWNER                              OWNED        CLASS      OWNED       CLASS
-------------------                         ---------------   -----   ------------   -----
BOSS II, LLC..............................      256,191       100%     19,586,857    23.7%
c/o Apollo Advisors IV, L.P.
Two Manhattanville Road
Purchase, N.Y. 10577

     This information is based on a Schedule 13D, dated March 3, 2000, filed by BOSS II, LLC and certain other affiliates of Apollo Management, L.P. The number of shares of Common Stock beneficially owned consists of 18,299,357 shares that are issuable upon conversion of the Preferred Stock and 1,287,500 shares of Common Stock that may be purchased by affiliates of BOSS II, LLC pursuant to warrants assumed by the Company having an exercise price of $16.00 per share. BOSS II, LLC has indicated that it intends to dissolve and will distribute the Preferred Stock and the warrants to its members, resulting in direct beneficial ownership by Apollo Investment Fund IV, L.P. ("AIF") of 242,946 shares of Preferred Stock and warrants to purchase 1,221,996 shares of Common Stock and by Apollo Overseas Partners IV, L.P. ("AOP") of 13,245 shares of Preferred Stock and warrants to purchase 65,534 shares of Common Stock. The shares of Preferred Stock will be convertible by AIF and AOP into 17,353,280 and 946,077 shares of Common Stock, respectively. The general partner of these entities, Apollo Advisors IV, L.P. is affiliated with Apollo Management, L.P.

COMMITTEES AND MEETING ATTENDANCE

     During 1999, the Board of Directors met seven times and various committees of the Board met a total of three times. Attendance at Board and committee meetings averaged 92%. Each director attended more than 75% of the meetings of the Board of Directors and the committees on which he served.

     The Board of Directors has established a number of committees, including the Audit Committee, the Compensation Committee and the Nominating Committee, each of which is described below. Other committees include the Executive Committee (which meets when it is impractical to call a meeting of the full Board) and the Acquisitions Committee (which approves acquisitions which do not exceed a certain size). The membership of these committees is determined from time to time by the Board.

     The Executive Committee was established in February 2000 and will exercise such authority as the Board of Directors may from time to time delegate to it. The members of the Executive Committee are Messrs. Millinor (Chair), Africk, Gross, and Ivey.

     The Audit Committee held two meetings during 1999. Pursuant to the Audit Committee charter adopted by the Board of Directors, the committee has the responsibility, among other things, for (i) recommending the selection of the Company's independent public accountants, (ii) reviewing and approving the scope of the independent public accountants' audit activity and extent of non-audit services, (iii) reviewing with management and such independent public accountants the adequacy of the Company's basic accounting system and the effectiveness of the Company's internal audit plan and activities, (iv) reviewing with management and the independent public accountants the Company's financial statements and exercising general oversight of the Company's financial reporting process and (v) reviewing with the Company litigation and other legal matters that may affect the Company's financial condition, and monitoring compliance with the Company's business ethics and other policies. The members of the Audit Committee are Messrs. Sullivan (Chair), Africk and Reyes, each of whom is an independent director.

     The Compensation Committee held one meeting during 1999. The Compensation Committee has the responsibility, among other things, for (i) establishing the salary rates of officers and employees of the Company and its subsidiaries, (ii) examining periodically the compensation structure of the Company and (iii) supervising the welfare and pension plans and compensation plans of the Company. The members of the Compensation Committee are Messrs. Eades (Chair), Africk, Gross and Morrison.

     The Nominating Committee was established in February 2000. The Nominating Committee has the responsibility, among other things, to review possible candidates for election to the Board of Directors and recommend a slate of nominees for election as directors at the Company's annual shareholders' meetings. The Nominating Committee will consider nominations submitted by shareholders to the Corporate Secretary in accordance with the By-Laws. The members of the Nominating Committee are Messrs. Millinor (Chair), Africk, Gross, and Ivey.

COMPENSATION OF DIRECTORS

     Directors who are not receiving compensation as officers, employees or consultants of the Company are entitled to receive an annual retainer fee of $25,000. In addition, each non-employee director receives an automatic initial grant of an option to purchase 20,000 shares of Common Stock on the date of such person's initial election to the Board of Directors. Thereafter, upon re-election each director receives an automatic grant of an option to purchase 5,000 shares. Each such option has and will have an exercise price equal to the fair market value of a share of Common Stock on the date of grant, will have a ten year term and will become exercisable with respect to 25% of the shares subject to such option on each anniversary of the date of grant.

EXECUTIVE COMPENSATION

     The following table sets forth the remuneration paid by the Company to the Chief Executive Officer and the four other most highly compensated key executive officers of the Company based on 1999 salaries and bonuses.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                                                        COMPENSATION
                                                                        ------------
                                              ANNUAL COMPENSATION(1)     SECURITIES
                                              -----------------------    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR     SALARY       BONUS        OPTIONS      COMPENSATION(2)
---------------------------            ----   ----------   ----------   ------------   ---------------
J. Patrick Millinor, Jr. ...........   1999    $210,000     $225,000           --          $ 4,791
  Chairman of the Board and            1998     150,000      145,000        5,000              584
  former Chief Executive Officer       1997     150,000       43,750       56,500            1,080
Donald L. Luke......................   1999    $180,000     $195,000           --          $ 7,775
  Executive Vice President and         1998     150,000      142,500       15,000           13,288
  Chief Operating Officer              1997      62,500       31,250       70,500               --
Alfred R. Roach, Jr. ...............   1999    $160,000     $154,000           --          $ 5,241
  President -- Mechanical Group        1998     150,000      135,000        5,000              584
                                       1997      68,425       22,500       53,300               --
Chester J. Jachimiec................   1999    $160,000     $154,000           --          $ 4,162
  Senior Vice President, Corporate     1998     140,000      130,000        5,000            2,860
  Planning and Development             1997     140,000       73,500       53,300               --
Darren B. Miller....................   1999    $155,000     $149,500           --          $ 3,649
  Senior Vice President and            1998     140,000      130,000        5,000            2,859
  Chief Financial Officer              1997     132,417       73,500       53,300               --

---------------

(1) The annual amount of perquisites or other personal benefits provided to each individual was less than 10% of reported salary and bonus.

(2) All Other Compensation for 1999 consists of (i) insurance premiums and related income tax expense for Messrs. Millinor, Luke, Roach, Jachimiec and Miller of $2,471, $5,380, $3,044, $1,135 and $672,
    respectively, and (ii) Company contributions to retirement programs on behalf of Messrs. Millinor, Luke, Roach, Jachimiec and Miller of $802, $682, $808, $1,638 and $1,388, respectively.

     Mr. Luke commenced his employment with the Company in August 1997, and Mr. Roach commenced his employment with the Company in July 1997.

                          STOCK OPTION GRANTS IN 1999

     During 1999, the Company did not grant any options to any of the persons named in the Summary Compensation Table.

               OPTIONS EXERCISED IN 1999 AND 1999 YEAR-END VALUES

     The following table presents information as to the value of stock options held, as of December 31, 1999, by the persons named in the Summary Compensation Table. None of the named executive officers exercised any options to acquire shares during 1999.

                                                 TOTAL NO. OF UNEXERCISED        VALUE OF UNEXERCISED
                                                      OPTIONS HELD AT          IN-THE-MONEY OPTIONS HELD
                                                     DECEMBER 31, 1999          AT DECEMBER 31, 1999(1)
                                                ---------------------------   ---------------------------
NAME                                            EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                            -----------   -------------   -----------   -------------
J. Patrick Millinor, Jr. .....................    86,105         32,000        $430,764        $    --
Donald L. Luke................................    41,645         44,324          73,405         36,704
Alfred R. Roach, Jr. .........................    27,900         30,400              --             --
Chester J. Jachimiec..........................    78,303         30,400         383,567             --
Darren B. Miller..............................    57,906         30,400         228,346             --

---------------

(1) The closing price for the Common Stock on the New York Stock Exchange on December 31, 1999, was $10.6875. Value is calculated on the basis of the difference between the option exercise price and $10.6875, multiplied by the number of shares of Common Stock underlying the options.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors, is responsible for overseeing the development and implementation of the executive compensation philosophy, plans and programs of the Company as described below. The Committee is composed entirely of non-employee Directors.

  Compensation Philosophy

     The Company has established a philosophy for compensation of the Company executives and those of its principal subsidiaries that is intended to appropriately align the interests of the executives with those of the Company's shareholders and be based on awarding compensation in line with performance.

     In implementing this philosophy, the program has been structured to:

     - Provide as current compensation a base salary with a variable incentive award premised on achieving the Company's business objectives for the year.

     - Develop and administer stock ownership programs for executives that provide strong incentives for long-term retention of senior executives.

     - Encourage stock ownership at all levels of the organization through stock option and employee stock purchase plans.

  Annual Cash Compensation Program

     The results of surveys conducted during 1998 indicated that the Company's compensation structure was below that of companies engaged in similar businesses and having a similar size. The Compensation Committee recognized that maintaining a compensation scheme at or above the median would be necessary in order to attract and maintain the executive talent required for a rapidly growing enterprise. Therefore, the Compensation Committee believes that the Company should establish the total compensation for its executives at or above the median level for comparable companies. Furthermore, the Committee believes that the total compensation package should consist of a base salary representing approximately 25 percent of total compensation and a bonus potential of 25 percent, with equity incentives and retirement income representing the remaining 50 percent of total compensation.

BASE SALARIES

     The 1999 salaries for the Company's executive officers were set at levels designed to approach the median salary of executive officers at companies that were either competitors of the Company or were consolidating an industry in a manner similar to what the Company was doing. The Compensation Committee will continue to review from time to time the salary structure of the Company compared to those of comparably situated companies to determine what future adjustments are appropriate.

INCENTIVE BONUS PLANS

     The Compensation Committee approved a cash incentive bonus plan for its headquarters employees in 1999. Individual amounts payable under this plan are dependent on (1) achieving a targeted earnings-per-share result; (2) influence of the individual position on ability to achieve overall corporate objectives; and (3) assessment of individual performance in carrying out the assigned responsibilities. If the earnings per share target is exceeded, the actual bonus would be increased and if the target is not met, then the bonus would be reduced or even eliminated.

     In 1999, the Company implemented a new cash bonus program for the presidents of its operating companies under which awards will be determined based upon the performance of each company. The amount of bonus payable to an operating company president is dependent on at least four criteria -- an operating income dollar goal, an operating income margin goal, key elements unique to each operating company and an adjustment for capital utilization. The key elements for a company were intended to focus on areas considered as opportunities for improvement. Examples include reducing employee turnover, generating sales leads, and reducing inventory, accounts receivable or daily sales outstanding. A percentage weighting was established for each of the first three criteria, with the operating income dollar goal being given the most weight, and was applied to ratings assigned to specific levels of achievement with respect to each criteria. A capital utilization adjustment was then made, and the resulting percentage was applied to the president's salary to determine his bonus for 1999.

LONG-TERM INCENTIVES -- STOCK AWARDS PLANS

     The Company's stock option and stock performance incentive plans are intended to be a significant portion of the total compensation package of the Company's senior executives. Pursuant to this objective, from time to time the Compensation Committee will grant stock options and other equity-linked awards based on individual performance evaluations and recommendations of the chief executive officer and/or the chief executive officer of each subsidiary corporation, as applicable. These awards will be designed to provide an incentive for future performance rather than as a reward for past performance, and so will have features that will typically require continued employment with the Company and an increasing stock price in order for the employee to benefit from the award.

1999 CHIEF EXECUTIVE OFFICER COMPENSATION

     The 1999 base salary of J. Patrick Millinor, Jr., the Company's chief executive officer during 1999, was set at $210,000, an increase of 40% above his 1998 base salary of $150,000. The increase in salary was intended to bring Mr. Millinor's base salary in line with the median salary of the chief executive officers of the Company's principal competitors and with other companies engaged in consolidating businesses within an industry. The comparable salaries were determined through surveys conducted by executive compensation consultants.

     In February 2000, Mr. Millinor received a cash bonus with respect to 1999 of $225,000, which was composed of two elements. The first element was based upon achievement by the Company of an earnings per share target of $1.208 per share (after excluding non-recurring charges relating to the merger of the Company with Building One Services Corporation and the related sale of the assets of United Service Alliance). The second element of Mr. Millinor's 1999 bonus, representing approximately 20% of the total bonus, was a special award in recognition of the effort required to negotiate and close the merger with Building One.

     Through Mr. Millinor's leadership, the Company was able to achieve its earnings per share target during 1999 while simultaneously negotiating a merger with Building One during the latter half of that year. The achievement of this target was made more difficult by the Company's rapid growth during the year (from 1998 pro forma revenues of $1.08 billion to 1999 pro forma revenues of $1.67 billion).

                                            JOHN M. SULLIVAN
                                            LUCIAN L. MORRISON

                                            Members of the Compensation
                                            Committee during 1999

PERFORMANCE GRAPHS

     The following graph compares the percentage change in the market value of the Company's Common Stock to the cumulative total stockholder return (change in stock price plus reinvested dividends) of the Standard & Poor's 500 Stock Index ("S&P 500 Index"), the Russell 2000 Stock Index and a group of three peer issuers (the "Peer Group Index") for 1999, 1998 and the portion of 1997 that the Company's Common Stock was registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), assuming the investment of $100 on November 7, 1997, the date immediately following the date of the Company's initial public offering, and the reinvestment of all dividends since that date to December 31, 1999. The three peer issuers are Comfort Systems USA, Inc., EMCOR Group, Inc. and Integrated Electrical Services, Inc., each of which is a publicly-traded company engaged (either directly or through subsidiaries) in the same or similar business as the Company. The Peer Group Index was weighted for market capitalization.
[GRAPH]

     The peer issuers reflected in the Peer Group Index are not the same as the peer issuers selected in connection with the Company's proxy statement for its 1999 Annual Shareholders Meeting because the common stock of two of those issuers (American Residential Systems, Inc. and Service Experts, Inc.) ceased to be publicly traded during 1999. Accordingly, they have been replaced in the Peer Group Index by EMCOR, Inc. and Integrated Electrical Systems, Inc. The Company has also included the Russell 2000 Stock Index in the above graph because the size and market capitalization of the companies comprising that index more closely correspond to the size and market capitalization of the Company at December 31, 1999.

     The performance of the Company's Common Stock reflected above is not necessarily indicative of future performance of the Common Stock. The total return on investment for the period shown for the Company, the S&P 500 Index, the Russell 2000 Index and the Peer Group Index is based on the stock price or composite index at November 7, 1997.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     In April 2000, Mr. Millinor entered into an employment agreement with the Company which provides for an annual base salary of $425,000 and a target bonus of not less than 120% of his base salary, contingent upon the actual performance of the Company. Under the agreement, the Company will provide Mr. Millinor with customary employee benefits and indemnification with respect to matters relating to his services as an officer of the Company. The initial term of his employment will be for three years, and the agreement will automatically renew on each anniversary of that date unless notice of nonrenewal is provided by either party or the agreement is otherwise terminated. The agreement is terminable by either party upon 60 days' prior written notice, but if the termination is by the Company without cause or by Mr. Millinor for good reason, then Mr. Millinor will be entitled to receive an amount equal to three times the sum of his base salary and prior year's bonus and amounts sufficient to pay at least 36 months of medical, life and disability insurance premiums. Additionally, if his employment is terminated or not renewed following a change of control, he will receive an amount equal to three times the sum of his base salary and prior year's bonus, amounts sufficient to pay at least 36 months of medical, life and disability insurance premiums and a tax gross up amount to eliminate any excise tax imposed on such payments, if any. If Mr. Millinor and the board of directors mutually agree that his role with the Company shall become that of non-executive chairman, the then remaining term of the agreement will run its course, with no renewals, and expire on the set date. If his employment is terminated by the Company without cause or by Mr. Millinor for good reason, all options granted to him prior to February 22, 2000 will become immediately exercisable.

     In April 2000, Mr. Luke entered into an employment agreement with the Company which provides for an annual base salary of $300,000 and a bonus of not less than 90% of his base salary (but prorated through July 31, 2000), contingent upon the actual performance of the Company. Under the agreement, the Company will provide Mr. Luke with customary employee benefits, indemnification with respect to matters relating to his services as an officer or director of the Company, and reimbursement of up to $10,000 in relocation expenses under certain circumstances. The agreement is terminable by either party upon 60 days' prior written notice, but if the termination is by the Company without cause or by Mr. Luke for good reason, then Mr. Luke will be entitled to receive an amount equal to two times the sum of his base salary and target bonus. The term of his employment will end on July 31, 2000, and unless his employment is terminated by the Company for cause or by Mr. Luke without good reason, on August 1, 2000 all options then held by Mr. Luke will become exercisable. If he terminates his employment prior to that date without reason but with the Company's approval, then he will be paid his base salary through July 31, 2000. The agreement also contemplates that upon his termination of employment on July 31, 2000, or such earlier date if the termination is with the Company's approval, Mr. Luke will enter into a consulting agreement with the Company having a term commencing on the date of his termination of employment and ending on May 30, 2001 under which he would receive fees of $25,000 per month.

     In April 2000, Mr. Jachimiec entered into an employment agreement with the Company which provides for an annual base salary of $240,000 and a target bonus of not less than 80% of his base salary, contingent upon the actual performance of the Company. Under the agreement, the Company will provide Mr. Jachimiec with customary employee benefits and indemnification with respect to matters relating to his services as an officer of the Company. The initial term of his employment will be for two years, and the agreement will automatically renew on the termination date and on each anniversary of that date unless notice of nonrenewal is provided by either party or the agreement is otherwise terminated. The agreement is terminable by either party upon 60 days' prior written notice, but if the termination is by the Company without cause or by Mr. Jachimiec for good reason, then Mr. Jachimiec will be entitled to receive an amount equal to two times the sum of his base salary and target bonus and amounts sufficient to pay 24 months of medical, life and disability insurance premiums. Additionally, if his employment is terminated or not renewed within six months following a change of control, he will receive an amount equal to two times the sum of his base salary and target bonus, amounts sufficient to pay 24 months of medical, life and disability insurance premiums and a tax gross up amount (not to exceed $250,000) to eliminate 50% of the effects of any excise tax imposed on such payments, if any. Unless his employment is terminated by the Company for cause or by Mr. Jachimiec without good reason, all options granted to him prior to February 22, 2000 will become immediately exercisable. If the agreement is not renewed but Mr. Jachimiec continues to be employed by the Company through the end of the relevant term, then the Company will pay to him an amount equal to the sum of his base salary and target bonus plus amounts sufficient to pay 12 months of medical, life and disability insurance premiums.

     In April 2000, Mr. Miller entered into an employment agreement with the Company which provides for an annual base salary of $240,000 and a target bonus of not less than 80% of his base salary, contingent upon the actual performance of the Company. Under the agreement, the Company will provide Mr. Miller with customary employee benefits and indemnification with respect to matters relating to his services as an officer of the Company. The initial term of his employment will be for two years, and the agreement will automatically renew on the termination date and on each anniversary of that date unless notice of nonrenewal is provided by either party or the agreement is otherwise terminated. The agreement is terminable by either party upon 60 days' prior written notice, but if the termination is by the Company without cause or by Mr. Miller for good reason, then Mr. Miller will be entitled to receive an amount equal to two times the sum of his base salary and target bonus and amounts sufficient to pay 24 months of medical, life and disability insurance premiums. Additionally, if his employment is terminated or not renewed within six months following a change of control, he will receive an amount equal to two times the sum of his base salary and target bonus, amounts sufficient to pay 24 months of medical, life and disability insurance premiums and a tax gross up amount (not to exceed $250,000) to eliminate 50% of the effects of any excise tax imposed on such payments, if any. Unless his employment is terminated by the Company for cause or by Mr. Miller without good reason, all options granted to him prior to February 22, 2000 will become immediately exercisable. If the agreement is not renewed but Mr. Miller continues to be employed by the Company through the end of the relevant term, then the Company will pay to him an amount equal to the sum of his base salary and target bonus plus amounts sufficient to pay 12 months of medical, life and disability insurance premiums.

     In 1997, Mr. Roach entered into an employment agreement with the Company which was amended in March 1998 and October 1999. The employment agreement provides for an annual base salary of $240,000 and an annual cash bonus of up to 80% of his base salary depending on the actual performance of the Company. In the event Mr. Roach's employment is terminated by the Company without cause or by him for good reason, the Company will pay him (i) if the termination occurs within 12 months following the merger with Building One or within 24 months following any other change of control (as defined therein), an amount equal to twice his annual salary and target bonus plus a tax gross-up amount to eliminate the effects of any excise tax imposed on such payments, if any, and (ii) otherwise, an amount equal to his base salary.

     Each of the foregoing employment agreements obligates the employee not to disclose Company information and to not compete with the Company for a one year period (six months in the case of the agreements with Messrs. Luke and Roach) following his termination of employment (or for a longer period if the termination was without cause or for good reason).

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Joseph M. Ivey, President and Chief Executive Officer and a director of the Company, is an officer and stockholder of two corporations which lease real property and an airplane to Ivey Mechanical Company, one of the Company's mechanical subsidiaries. The leases provide for lease payments in the aggregate amount of $8,330 per month, or $99,960 annually. In addition, the Company pays a fee based upon the use of the airplane. In 1999, the Company paid $143,200 in usage fees for the airplane.

     In consideration of a reduction in his base salary and target bonus, the Company made an interest free loan in the amount of $650,000 to William P. Love, Jr., a director of the Company and the president of the Company's Electrical/Communications Group. The loan will be forgiven over a four-year period, provided that Mr. Love remains employed with the Company during that period. If Mr. Love's employment is terminated by the Company with cause or by Mr. Love without good reason prior to the expiration of the four-year term, the entire principal amount of the loan that has not already been forgiven will become immediately due and payable.

     Mr. Love is a principal member of SKC Properties, L.L.C., which leases office, warehouse and storage space to SKC Electric, Inc., an electrical subsidiary of the Company. Mr. Love is one of the former owners of SKC. The lease provides for lease payments in the amount of $8,095 per month, or $97,140 annually.

     Effective February 22, 2000, Messrs. Africk, Gross and Newmark were appointed to the Board pursuant to the agreements that the Company entered into with BOSS II. BOSS II received fees of $2.5 million in connection with its agreement to acquire 256,191 shares of the Company's 7.25% Convertible Preferred Stock. In addition, BOSS II was reimbursed for its fees and expenses incurred in connection with its transaction with the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, among others, to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. Copies of these reports must also be furnished to the Company. Based solely upon a review of the copies of the forms filed under Section 16(a) and furnished to the Company, or written representations from reporting persons, the Company believes that all filing requirements applicable to its executive officers and directors were complied with during 1999, except that Alfred R. Roach, Jr. inadvertently failed to file a report with respect to a purchase of 500 shares of the Company's common stock in March 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1999, Messrs. Morrison and Sullivan (none of whom was or had been an officer or employee of the Company or any of its subsidiaries) served on the Company's Compensation Committee. There were no interlocks or insider participation with other companies within the meaning of the proxy rules of the Securities and Exchange Commission during 1999.

                                     ITEM 2

           APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THIS PROPOSAL

     Financial statements of the Company and its consolidated subsidiaries are included in the Company's annual report furnished to all shareholders. The Board of Directors has appointed KPMG LLP as independent public accountants for the Company to examine its consolidated financial statements for the year ended December 31, 2000 and has determined that it would be desirable to request that the shareholders approve such appointment. If the shareholders should not approve such appointment, the Board would reconsider the appointment. KPMG LLP also acted as the Company's principal accountants for the fiscal year ended December 31, 1999. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are also expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other matters that may properly come before the Annual Meeting. However, should any such matter come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote all proxies (unless otherwise directed by shareholders) in accordance with their judgment on such matters.

                           ADVANCE NOTICE PROCEDURES

     Under the Company's By-Laws, no business may be brought before an annual meeting except as specified in the notice of the meeting (which includes shareholder proposals that the Company is required to set forth in its proxy statement under SEC Rule 14a-8) or as otherwise brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered notice to the Company (containing certain information specified in the By-Laws) not less than 120 nor more than 150 days prior to the first anniversary of the date that materials for the previous year's annual meeting were mailed. These requirements are separate and apart from and in addition to the SEC requirements that a shareholder must meet to have a shareholder proposal included in the Company's proxy statement under Rule 14a-8.

     A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary of the Company.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Any proposal intended for inclusion in the Company's proxy statement relating to its 2001 Annual Meeting of Shareholders should be sent to: Corporate Secretary, Encompass Services Corporation, 3 Greenway Plaza, Suite 2000, Houston, Texas 77046, and must be received by the Company by December 15, 2000.

                                            RANDOLPH W. BRYANT
                                            Vice President, General Counsel and
                                            Secretary

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO CORPORATE SECRETARY, ENCOMPASS SERVICES CORPORATION, 3 GREENWAY PLAZA, SUITE 2000, HOUSTON, TEXAS 77046.

                         ENCOMPASS SERVICES CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         ENCOMPASS SERVICES CORPORATION

   The undersigned hereby appoints J. Patrick Millinor, Jr., Darren B. Miller and Gray H. Muzzy, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of Encompass Services Corporation Common Stock that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Encompass Services Corporation to be held on Thursday, May 25, 2000, or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, NO BOXES NEED TO BE CHECKED. REGARDLESS OF HOW YOU VOTE, THE PROXY MUST BE SIGNED TO BE VALID. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                                  PLEASE SIGN EXACTLY AS YOUR
                                                  NAME APPEARS ON THIS PROXY.
                                                  JOINT OWNERS SHOULD EACH SIGN.
                                                  WHEN SIGNING AS ATTORNEY,
                                                  EXECUTOR, ADMINISTRATOR,
                                                  TRUSTEE OR GUARDIAN, PLEASE
                                                  GIVE FULL TITLE AS SUCH.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                    Signature(s)               Date

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3

1. Election of the following nominees for director: Scott Kleinman, M. Jude Reyes and
John M. Sullivan

FOR all nominees            WITHHOLD                    (INSTRUCTION: To withhold authority to vote for
(Except as marked           AUTHORITY                   any individual nominee, write that nominee's name
to the contrary)            (For all nominees           in the space below)
                            listed)

           [ ]                         [ ]              -------------------------------------------------

2. Approval of KPMG LLP as independent public accountants

                                                              FOR   AGAINST   ABSTAIN
                                                              [ ]     [ ]       [ ]

3. In the discretion of the proxies named herein, the Proxies are authorized to vote upon other matters as may properly come before the meeting.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

                         ENCOMPASS SERVICES CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         ENCOMPASS SERVICES CORPORATION

   The undersigned hereby appoints J. Patrick Millinor, Jr., Darren B. Miller and Gray H. Muzzy, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of Encompass Services Corporation 7.25% Convertible Preferred Stock that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Encompass Services Corporation to be held on Thursday, May 25, 2000, or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, NO BOXES NEED TO BE CHECKED. REGARDLESS OF HOW YOU VOTE, THE PROXY MUST BE SIGNED TO BE VALID. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                                  PLEASE SIGN EXACTLY AS YOUR
                                                  NAME APPEARS ON THIS PROXY.
                                                  JOINT OWNERS SHOULD EACH SIGN.
                                                  WHEN SIGNING AS ATTORNEY,
                                                  EXECUTOR, ADMINISTRATOR,
                                                  TRUSTEE OR GUARDIAN, PLEASE
                                                  GIVE FULL TITLE AS SUCH.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                    Signature(s)               Date

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3

1. Election of the following nominees for director: Scott Kleinman, M. Jude Reyes and
John M. Sullivan

FOR all nominees            WITHHOLD                    (INSTRUCTION: To withhold authority to vote for
(Except as marked           AUTHORITY                   any individual nominee, write that nominee's name
to the contrary)            (For all nominees           in the space below)
                            listed)

           [ ]                         [ ]              -------------------------------------------------

2. Approval of KPMG LLP as independent public accountants

                                                              FOR   AGAINST   ABSTAIN
                                                              [ ]     [ ]       [ ]

3. In the discretion of the proxies named herein, the Proxies are authorized to vote upon other matters as may properly come before the meeting.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

                         ENCOMPASS SERVICES CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         ENCOMPASS SERVICES CORPORATION

     The undersigned hereby appoints J. Patrick Millinor, Jr., Darren B. Miller and Gray H. Muzzy, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of Encompass Services Corporation 7.25% Convertible Preferred Stock that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Encompass Services Corporation to be held on Thursday, May 25, 2000, or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, NO BOXES NEED TO BE CHECKED. REGARDLESS OF HOW YOU VOTE, THE PROXY MUST BE SIGNED TO BE VALID. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.





                            o FOLD AND DETACH HERE o

                                                                                                             PLEASE MARK YOUR
                                                                                                             VOTES AS INDICATED
                                                                                                             IN THIS EXAMPLE [X]

1. Election of the following nominees for directors:           Scott Kleinman, M. Jude Reyes and John M. Sullivan

    FOR all nominees                 WITHHOLD                  (INSTRUCTION: To withhold authority to vote for any individual
  listed to the right               AUTHORITY                  nominee, write that nominee's name in the space provided below.)
   (except as marked          to vote for all nominees
    to the contrary)            listed to the right

         [ ]                           [ ]                     -----------------------------------------------------------------

2. Approval of KPMG LLP as independent public                  3. In the discretion of the proxies named herein, the Proxies are
   accountants                                                    authorized to vote upon such other matters as may properly come before the meeting.

       FOR            AGAINST         ABSTAIN                  The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.
       [ ]              [ ]             [ ]


                                                                            Dated                                        , 2000
                                                                                  ---------------------------------------

                                                                            ---------------------------------------------------

                                                                            ---------------------------------------------------
                                                                                               Signature(s)

                                                                            PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY.
                                                                            JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY,
                                                                            EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE
                                                                            GIVE FULL TITLE AS SUCH.


                            o FOLD AND DETACH HERE o

                             [ENCOMPASS LETTERHEAD]

April 14, 2000

Dear Benefit Plan Participant:

The Annual Meeting of Shareholders of Encompass Services Corporation is scheduled to be held in Houston, Texas, at 10:00 a.m. on Thursday, May 25, 2000. A copy of the Notice and Proxy Statement, which is being sent to all shareholders of record in connection with the Annual Meeting, is enclosed for your information.

Also enclosed with this letter is a form of proxy card, which designates the number of shares held in your benefit plan account. By executing this proxy, you instruct the benefit plan trustee (the "Trustee") how to vote the shares of Encompass Common Stock in your account that you are entitled to vote. The Trustee will vote all shares eligible to be voted by benefit plan participants in accordance with their instructions.

If you return your form of proxy executed but without furnishing voting instructions, the eligible shares in your account will be voted by the Trustee, as holder of record of the shares in your account, FOR the election of the nominees for Directors named in the Proxy Statement, FOR the approval of the appointment of KPMG LLP as the Company's independent public accountants for the year 2000, and as recommended by management on all other matters to be considered at the Annual Meeting.

If you do not return your executed form of proxy to the Trustee, then your shares can be voted by the Trustee only in accordance with the requirements of your benefit plan, which may or may not reflect your views.

YOUR VOTE IS IMPORTANT. PLEASE SEND YOUR EXECUTED FORM OF PROXY CARD WITH YOUR VOTING INSTRUCTIONS AT YOUR EARLIEST OPPORTUNITY. For your convenience, a return envelope is enclosed.

Very truly yours,

/s/ J. PATRICK MILLINOR, JR.
J. Patrick Millinor, Jr.
Chairman of the Board

                         ENCOMPASS SERVICES CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         ENCOMPASS SERVICES CORPORATION


     The undersigned hereby appoints J. Patrick Millinor, Jr., Darren B. Miller and Gray H. Muzzy, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of Encompass Services Corporation Common Stock that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Encompass Services Corporation to be held on Thursday, May 25, 2000, or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, NO BOXES NEED TO BE CHECKED. REGARDLESS OF HOW YOU VOTE, THE PROXY MUST BE SIGNED TO BE VALID. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.



                            o FOLD AND DETACH HERE o

                                                                                                             PLEASE MARK YOUR
                                                                                                             VOTES AS INDICATED
                                                                                                             IN THIS EXAMPLE [X]

1. Election of the following nominees for directors:           Scott Kleinman, M. Jude Reyes and John M. Sullivan

    FOR all nominees                 WITHHOLD                  (INSTRUCTION: To withhold authority to vote for any individual
  listed to the right               AUTHORITY                  nominee, write that nominee's name in the space provided below.)
   (except as marked          to vote for all nominees
    to the contrary)            listed to the right

         [ ]                           [ ]                     -----------------------------------------------------------------

2. Approval of KPMG LLP as independent public                  3. In the discretion of the proxies named herein, the Proxies are
   accountants                                                    authorized to vote upon such other matters as may properly come before the meeting.

       FOR            AGAINST         ABSTAIN                  The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.
       [ ]              [ ]             [ ]


                                                                            Dated                                        , 2000
                                                                                  ---------------------------------------

                                                                            ---------------------------------------------------

                                                                            ---------------------------------------------------
                                                                                               Signature(s)

                                                                            PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY.
                                                                            JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY,
                                                                            EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE
                                                                            GIVE FULL TITLE AS SUCH.


                            o FOLD AND DETACH HERE o